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                                                                    EXHIBIT 10.5


                              AMENDED AND RESTATED
                    INTERCREDITOR AND SUBORDINATION AGREEMENT


     THIS AMENDED AND RESTATED INTERCREDITOR AND SUBORDINATION AGREEMENT ("Intercreditor Agreement") dated as of July 12, 2002 is by and among Congress Financial Corporation, a Delaware corporation, in its capacity as agent pursuant to the Revolving Loan Agreements (as hereinafter further defined) acting for and on behalf of the financial institutions which are parties thereto as lenders (in such capacity, the "Revolving Loan Agent" as hereinafter further defined), the financial institutions which are parties to the Revolving Loan Agreements as lenders (collectively, together with Revolving Loan Agent, the "Revolving Loan Lenders" as hereinafter further defined), Cleveland-Cliffs Inc, an Ohio corporation ("Cleveland" as hereinafter further defined), The Cleveland- Cliffs Iron Company, an Ohio corporation ("Cleveland Subsidiary" as hereinafter further defined) and Ford Motor Company, a Delaware corporation ("Ford" as hereinafter further defined). Revolving Loan Lenders, Cleveland, Cleveland Subsidiary and Ford are sometimes individually referred to herein as "Creditor" and collectively as "Creditors."

                              W I T N E S S E T H:

     WHEREAS, Ford has entered into financing arrangements with Rouge Steel Company, a Delaware corporation ("Borrower" as hereinafter further defined), pursuant to which Ford has made and may, upon certain terms and conditions, make loans to Borrower secured by certain assets and properties of Borrower and its subsidiaries; and

     WHEREAS, Cleveland has made a term loan to Borrower secured by certain assets and properties of Borrower and its subsidiaries; and

     WHEREAS, Cleveland Subsidiary has entered or is about to enter into arrangements with Borrower, pursuant to which Cleveland Subsidiary will sell iron ore pellets to Borrower on credit and the obligations of Borrower to pay for such pellets shall be secured by such pellets and the proceeds thereof; and

     WHEREAS, Revolving Loan Lenders have entered into financing arrangements with Borrower, pursuant to which Revolving Loan Lenders have made and may, upon certain terms and conditions, make loans and provide other financial accommodations to Borrower secured by assets and properties of Borrower; and

     WHEREAS, Creditors desire to enter into this Intercreditor Agreement to (i) confirm the relative priority of the security interests of each Creditor in the assets and properties of Borrower and certain of its affiliates, (ii) provide for the orderly sharing among Creditors, in accordance



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with such priorities, of proceeds of such assets and properties upon any foreclosure thereon or other disposition thereof, and (iii) agree upon the terms of the subordination of the obligations of Borrower and such affiliates to Cleveland, Cleveland Subsidiary and Ford and related matters;

     NOW THEREFORE, in consideration of the mutual benefits accruing to Creditors hereunder and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

     1. DEFINITIONS

     As used above and in this Intercreditor Agreement, the following terms shall have the meanings ascribed to them below:

     1.1 "Agreements" shall mean, collectively, the Revolving Loan Agreements, the Cleveland Agreements and the Ford Agreements.

      1.2 "Borrower" shall mean Rouge Steel Company, a Delaware corporation, together with its successors and assigns, including, without limitation, a receiver, trustee or debtor-in-possession on behalf of such person or on behalf of any such successor or assign.

      1.3 "Business Day" shall have the meaning set forth in the Revolving Loan Agreements.

     1.4 "Cleveland" shall mean Cleveland-Cliffs Inc, an Ohio corporation, and its successors and assigns.

     1.5 "Cleveland Agreements" shall mean, collectively, the Cleveland Loan Agreement and all agreements, documents and instruments at any time executed and/or delivered by any Debtor with, to or in favor of Cleveland in connection with the Cleveland Debt or related to the Cleveland Debt, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced; provided, that the Cleveland Agreements shall not include any of the Cleveland Subsidiary Agreements.

     1.6 "Cleveland Debt" shall mean all obligations, liabilities and indebtedness of every kind, nature and description owing by any Debtor to Cleveland arising under any of the Cleveland Agreements, including principal, interest, charges, fees, premiums, indemnities and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether now existing or hereafter arising, whether arising during or after the initial or any renewal term of the Cleveland Agreements or after the commencement of any Insolvency Proceeding (and including, without limitation, any principal, interest, fees, costs, expenses and other amounts, whether or not such amounts are allowable in whole or in part, in any such case or similar proceeding), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated or secured or unsecured.


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     1.7 "Cleveland Loan Agreement" shall mean, the Subordinated Loan and
Security Agreement, dated July __, 2002, by and among Borrower, Guarantors and Cleveland, as the foregoing now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

     1.8 "Cleveland Subsidiary" shall mean The Cleveland-Cliffs Iron Company, an Ohio corporation, and its successors and assigns.

     1.9 "Cleveland Subsidiary Agreements" shall mean, collectively, the Pellet Sale Agreement, the Cleveland Subsidiary PMSI Agreement, and all agreements, documents and instruments at any time executed and/or delivered by any Debtor with, to or in favor of Cleveland Subsidiary in connection with the Cleveland Subsidiary Debt or related to the Cleveland Subsidiary Debt, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced; provided, that the Cleveland Subsidiary Agreements shall not be deemed to include the Cleveland Agreements.

     1.10 "Cleveland Subsidiary Collateral" shall mean (a) the Cleveland Subsidiary Priority Collateral and (b) any and all proceeds thereof.

     1.11 "Cleveland Subsidiary Debt" shall mean all obligations, liabilities and indebtedness of every kind, nature and description owing by Borrower to Cleveland Subsidiary arising under any of the Cleveland Subsidiary Agreements, including principal, interest, charges, fees, premiums, indemnities and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether now existing or hereafter arising, whether arising during or after the initial or any renewal term of the Cleveland Subsidiary Agreements or after the commencement of any Insolvency Proceeding (and including, without limitation, any principal, interest, fees, costs, expenses and other amounts, whether or not such amounts are allowable in whole or in part, in any such case or similar proceeding), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated or secured or unsecured.

     1.12 "Cleveland Subsidiary Inventory Payable" shall mean at any time the aggregate amount of the purchase price owed by any Debtor to Cleveland Subsidiary at such time for the purchase by any Debtor of iron ore pellets delivered by Cleveland Subsidiary to any Debtor pursuant to Sections 3(b), (c) or (d) of the Pellet Sale Amendment (as in effect on the date hereof).

     1.13 "Cleveland Subsidiary PMSI Agreement" shall mean the letter agreement, dated as of the date hereof, by and between Cleveland Subsidiary and Borrower with respect to purchase money security interest granted by Borrower to Cleveland Subsidiary in the Cleveland Subsidiary Collateral, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

     1.14 "Cleveland Subsidiary Priority Collateral" shall mean, collectively,
(a) the iron ore pellets shipped and delivered by Cleveland Subsidiary to Borrower pursuant to Sections 3(b), (c)


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or (d) of the Pellet Sale Amendment (as in effect on the date hereof) then in the possession of Borrower, located at 3001 Miller Road, Dearborn, Michigan 48121, and which (i) have not been paid for by Borrower, (ii) are segregated from iron ore pellets of Borrower obtained by Borrower from any other supplier (but not segregated from iron ore pellets that have ceased to be Cleveland Subsidiary Priority Collateral having been paid for by Borrower), (iii) are clearly identified as iron ore pellets supplied by Cleveland Subsidiary and (iv) are subject to the first priority security interest and lien of Cleveland Subsidiary and are reported by Cleveland Subsidiary to Agent as iron ore pellets subject to the first priority security interest and lien of Cleveland Subsidiary, and (b) identifiable cash proceeds arising from the sale by Cleveland Subsidiary of such pellets and any insurance proceeds payable in respect of any loss to such pellets, provided, that, in no event shall the Cleveland Subsidiary Priority Collateral include any amounts at any time deposited in or received in the lockbox or blocked account established by any Debtor in connection with the Revolving Loan Agreements or otherwise with respect to its financing arrangements with Revolving Loan Agent and Revolving Loan Lenders for the handling of collections of accounts or other assets and the remittance thereof to Revolving Loan Agent, or any inventory of any Debtor manufactured using any iron ore pellets supplied by Cleveland Subsidiary or accounts of any Debtor arising from the sale of such inventory or any iron ore pellets reported by Borrower or Cleveland Subsidiary to Agent as pellets which are not Cleveland Subsidiary Priority Collateral.

     1.15 "Collateral" shall mean, collectively, the Lender Priority Collateral and the Cleveland Subsidiary Priority Collateral.

     1.16 "Creditors" shall mean, collectively, Revolving Loan Lenders, Cleveland, Cleveland Subsidiary and Ford and their respective successors and assigns; sometimes being referred to herein individually, as a "Creditor".

     1.17 "Debt" shall mean, collectively, the Revolving Loan Debt, the Cleveland Debt, the Cleveland Subsidiary Debt and the Ford Debt.

     1.18 "Debtors" shall mean, collectively, Borrower and Guarantors; sometimes being referred to herein individually, as a "Debtor".

     1.19 "Enforcement Action" shall mean the exercise by any Revolving Loan Lender, or by any Debtor at the request of Revolving Loan Agent, of any of the enforcement rights and remedies under the Revolving Loan Agreements, applicable law or otherwise at any time on or after an event of default under the Revolving Loan Agreements, including, without limitation, any or all of the following: any motion to vacate any stay on enforcement of its Liens on the Collateral, solicitation of bids from third parties to conduct the liquidation of Collateral, the engagement or retention of third parties for the purposes of valuing, marketing, promoting or selling all or any material portion of the Collateral, the commencement of any action to foreclose on its Lien on all or any material portion of the Collateral, notification of account debtors to make payments to any Revolving Loan Lender or its agents, any action to take possession of any Collateral or commencement of any legal proceedings or actions seeking payment of any Revolving Loan Debt or otherwise in connection with the preservation or protection of any of the

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Collateral, its value or any rights or remedies of any Revolving Loan Lender therein or otherwise or as Revolving Loan Agent may deem necessary or appropriate to enhance the likelihood or maximize the repayment of the Revolving Loan Debt.

     1.20 "Ford" shall mean Ford Motor Company, a Delaware corporation, and its successors and assigns.

     1.21 "Ford Agreements" shall mean, collectively, the Subordinated Loan and Security Agreement, dated November 21, 2001, by and among Borrower, Guarantors and Ford and all agreements, documents and instruments at any time executed and/or delivered by any Debtor with, to or in favor of Ford in connection with the Ford Debt or related to the Ford Debt, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

     1.22 "Ford Debt" shall mean all obligations, liabilities and indebtedness of every kind, nature and description owing by any Debtor to Ford arising under any of the Ford Agreements, including principal, interest, charges, fees, premiums, indemnities and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether now existing or hereafter arising, whether arising during or after the initial or any renewal term of the Ford Agreements or after the commencement of any Insolvency Proceeding (and including, without limitation, any principal, interest, fees, costs, expenses and other amounts, whether or not such amounts are allowable in whole or in part, in any such case or similar proceeding), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated or secured or unsecured.

     1.23 "Guarantors" shall mean, collectively, the following (together with their respective successors and assigns, including, without limitation, a receiver, trustee or debtor-in-possession on behalf of such person or on behalf of any such successor or assign): (a) Rouge Industries, Inc. a Delaware corporation; (b) QS Steel Inc., a Michigan corporation; (c) Eveleth Taconite Company, a Minnesota corporation; and (d) any other person liable on or in respect of the Revolving Loan Debt, the Cleveland Debt and the Ford Debt; each sometimes being referred to herein individually as a "Guarantor".

     1.24 "Insolvency Proceeding" shall mean, as to any Person, any of the following: (a) any case or proceeding with respect to such Person under the U.S. Bankruptcy Code or any other Federal or State bankruptcy, insolvency, reorganization or other law affecting creditors' rights generally or any similar proceedings seeking any stay, reorganization, arrangement, composition or readjustment of the obligations and indebtedness of such Person or (b) any proceeding seeking the appointment of any trustee, receiver, liquidator, custodian or other insolvency official with similar powers with respect to such Person or any or all of its assets or properties or (c) any proceedings for liquidation, dissolution or other winding up of the business of such Person or
(d) any assignment for the benefit of creditors or any marshaling of assets of such Person.

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     1.25 "Junior Creditors" shall mean, at any time as to any Collateral, collectively, the Creditors that do not have the first priority Lien therein at such time pursuant to the terms of this Intercreditor Agreement; sometimes being referred to herein individually as a "Junior Creditor".

     1.26 "Junior Debt" shall mean, at any time, the portion of the Debt owing to any Junior Creditor at such time.

     1.27 "Lender Priority Collateral" shall mean all of the property and interests in property, real or personal, tangible or intangible, now owned or hereafter acquired by any Debtor in or upon which any Creditor at any time has a Lien granted pursuant to such Creditor's Agreements, and including, without limitation, all proceeds of such property and interests in property; provided, that, the term "Lender Priority Collateral" shall not include any Cleveland Subsidiary Priority Collateral.

     1.28 "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance (including, but not limited to, easements, rights of way and the like), lien (statutory or other), security agreement or transfer intended as security, including without limitation, any conditional sale or other title retention agreement, the interest of a lessor under a capital lease or any financing lease having substantially the same economic effect as any of the foregoing.

     1.29 "Payment in full" or "payment in full" shall mean (a) as to the Cleveland Debt, the Cleveland Subsidiary Debt and the Ford Debt, the indefeasible payment and satisfaction in full in immediately available funds of all of such Debt and the termination of the financing arrangements provided by such Creditor to Debtors (but not including for this purpose the refinancing or replacement of the financing provided by such Creditor to Debtors) and (b) as to the Revolving Loan Debt, the indefeasible payment and satisfaction in full in immediately available funds of all of such Debt and the termination of the financing arrangements provided by such Creditor to Debtors (but not including for this purpose the refinancing or replacement of the financing provided by such Creditor to Debtors) and, at Revolving Loan Agent's option, the receipt by Revolving Loan Agent of cash collateral in the amount equal to one hundred five (105%) percent of the aggregate undrawn amount of all letter of credit accommodations then outstanding plus the amount of any fees and expenses payable in connection therewith through the end of the latest expiration date of such letter of credit accommodations. If after receipt of any payment of, or proceeds of Collateral applied to the payment of, any of the Revolving Loan Debt, Revolving Loan Agent or any other Revolving Loan Lender is required to surrender or return such payment or proceeds to any person for any reason, then the Revolving Loan Debt intended to be satisfied by such payment or proceeds shall be reinstated and continue and this Intercreditor Agreement shall continue in full force and effect as if such payment or proceeds had not been received by Revolving Loan Agent or such Revolving Loan Lender, as the case may be.

     1.30 "Pellet Sale Agreement" shall mean the Pellet Sale and Purchase and Trade Agreement, dated January 1, 1991, by and between Cleveland Subsidiary and Borrower, as amended by letter agreements dated as of July 1, 1996, April 7, 1997, June 3, 1997, March 31,


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1998, August 17, 2001 and the Pellet Sale Amendment, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

     1.31 "Pellet Sale Amendment" shall mean the letter agreement, entered into on the date hereof and dated as of May 16, 2002, by and between Cleveland Subsidiary and Borrower, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

     1.32 "Permitted Cleveland Payment" shall mean (a) any regularly scheduled payment of principal or interest in respect of the Cleveland Debt in accordance with the terms of the Cleveland Agreements (as in effect on the date hereof) and
(b) any payment required to be made by Borrower pursuant to Section 4(c)(ii) of the Cleveland Loan Agreement (as in effect on the date hereof).

     1.33 "Person" or "person" shall mean any individual, sole proprietorship, partnership, corporation (including, without imitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock company, trust, joint venture, or other entity or any government or any agency or instrumentality or political subdivision thereof.

      1.34 "Revolving Loan Agent" shall mean Congress Financial Corporation, a Delaware corporation, and its successors and assigns in its capacity as agent pursuant to the Revolving Loan Agreements acting for and on behalf of the other Revolving Loan Lenders and any successor or replacement agent.

      1.35 "Revolving Loan Agreements" shall mean, collectively, the Loan and Security Agreement, dated March 13, 2001, by and among Revolving Loan Agent, Revolving Loan Lenders and Debtors and all agreements, documents and instruments at any time executed and/or delivered by any Debtor with, to or in favor of any Revolving Loan Lender in connection therewith or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated, refinanced, replaced or restructured (in whole or in part and including any agreements with, to or in favor of any other lender or group of lenders that at any time refinances, replaces or succeeds to all or any portion of the Revolving Loan Debt).

     1.36 "Revolving Loan Lenders" shall mean, collectively, Revolving Loan Agent and any other person who is a party to the Revolving Loan Agreements as lender (and including any other lender or group of lenders that at any time refinances, replaces or succeeds to all or any portion of the Revolving Loan Debt or is otherwise party to the Revolving Loan Agreements as a lender).

     1.37 "Revolving Loan Debt" shall mean any and all obligations, liabilities and indebtedness of every kind, nature and description owing by any Debtor to any Revolving Loan Lender arising under any of the Revolving Loan Agreements, including principal, interest, charges, fees, premiums, indemnities and expenses, however evidenced, whether as principal,


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surety, endorser, guarantor or otherwise, whether now existing or hereafter arising, whether arising during or after the initial or any renewal term of the Revolving Loan Agreements or after the commencement of any Insolvency Proceeding (and including, without limitation, any principal, interest, fees, costs, expenses and other amounts, which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in any such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, or secured or unsecured.

     1.38 "Rouge Pellet Inventory" shall mean any Inventory of Borrower consisting of iron ore pellets that is owned by Borrower free and clear of any security interest, lien, claim or other encumbrance of any party, including, without limitation, any security interest, lien, claim or other encumbrance of Cleveland Subsidiary.

     1.39 "Senior Creditor" shall mean, at any time, as to any Collateral, the Creditor that has the first priority Lien therein at such time pursuant to the terms of this Intercreditor Agreement.

     1.40 All terms defined in the Uniform Commercial Code as in effect in the State of New York, unless otherwise defined herein shall have the meanings set forth therein. All references to any term in the plural shall include the singular and all references to any term in the singular shall include the plural.

     2. SECURITY INTERESTS; PRIORITIES; REMEDIES

     2.1 Acknowledgement of Liens. Each Creditor hereby acknowledges that the other Creditors have been granted a Lien upon the Collateral described in the applicable Agreements; except, that, (a) Cleveland Subsidiary has and shall have a Lien only upon the Cleveland Subsidiary Collateral and no other assets or properties of Debtors, and (b) the Lien of Cleveland Subsidiary upon the Cleveland Subsidiary Collateral secures and shall only secure the Cleveland Subsidiary Debt consisting of the Cleveland Subsidiary Inventory Payable.

     2.2    Priority of Liens.

        (a) Notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a security interest in favor of each Creditor in any Lender Priority Collateral, and notwithstanding any conflicting terms or conditions which may be contained in any of the Agreements the following Lien priorities shall strictly apply in defining the respective Lien priorities of each Creditor in the Lender Priority Collateral:

            (i) first: the Liens upon such Lender Priority Collateral of Revolving Loan Agent to the full extent of the Revolving Loan Debt;

            (ii) second: the Liens upon such Lender Priority Collateral of Cleveland to the full extent of the Cleveland Debt;


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            (iii) third: the Liens upon such Lender Priority Collateral of Ford to the full extent of the Ford Debt;

            (iv) fourth: the Liens upon such Lender Priority Collateral of Cleveland Subsidiary to the full extent of the Cleveland Subsidiary Debt consisting of the Cleveland Subsidiary Inventory Payable;

        (b) Notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a security interest in favor of each Creditor in any Cleveland Subsidiary Priority Collateral, and notwithstanding any conflicting terms or conditions which may be contained in any of the Agreements the following Lien priorities shall strictly apply in defining the respective Lien priorities of each Creditor in the Cleveland Subsidiary Priority Collateral:

            (i) first: the Liens upon such Cleveland Subsidiary Priority Collateral of Cleveland Subsidiary to the full extent of the Cleveland Subsidiary Debt consisting of the Cleveland Subsidiary Inventory Payable;

            (ii) second: the Liens upon such Cleveland Subsidiary Priority Collateral of Revolving Loan Agent to the full extent of the Revolving Loan Debt;

            (iii) third: the Liens upon such Cleveland Subsidiary Priority Collateral of Cleveland to the full extent of the Cleveland Debt;

            (iv) fourth: the Liens upon such Cleveland Subsidiary Priority Collateral of Ford to the full extent of the Ford Debt.

     2.3    Priority of Payments.

        (a) The proceeds of any sale, disposition of other realization upon all or any part of the Lender Priority Collateral shall be applied in the following order of priorities:

            (i) first, to the payment in full of the Revolving Loan Debt in whatever manner and order Revolving Loan Agent chooses in accordance with the provisions of the Revolving Loan Agreements and applicable law;

            (ii) second, to the payment in full of the Cleveland Debt in whatever manner and order Cleveland chooses in accordance with the provisions of the Cleveland Agreements and applicable law;

            (iii) third, to the payment in full of the Ford Debt in whatever manner and order Ford chooses in accordance with the provisions of the Ford Agreements and applicable law;

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            (iv) fourth, to the payment in full of the Cleveland Subsidiary Debt consisting of the Cleveland Subsidiary Inventory Payable, in whatever manner and order Cleveland chooses in accordance with the provisions of the Cleveland Subsidiary Agreements and applicable law.

        (b) The proceeds of any sale, disposition of other realization upon all or any part of the Cleveland Subsidiary Priority Collateral shall be applied in the following order of priorities:

            (i) first, to the payment in full of the Cleveland Subsidiary Debt consisting of the Cleveland Subsidiary Inventory Payable, in whatever manner and order Cleveland Subsidiary chooses in accordance with the provisions of the Cleveland Subsidiary Agreements and applicable law;

            (ii) second, to the payment in full of the Revolving Loan Debt in whatever manner and order Revolving Loan Agent chooses in accordance with the provisions of the Revolving Loan Agreements and applicable law;

            (iii) third, to the payment in full of the Cleveland Debt in whatever manner and order Cleveland chooses in accordance with the provisions of the Cleveland Agreements and applicable law;

            (iv) fourth, to the payment in full of the Ford Debt in whatever manner and order Ford chooses in accordance with the provisions of the Ford Agreements and applicable law.

     2.4 Priorities Unaffected by Action or Inaction. The lien priorities provided in Section 2.2 shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement or refinancing of any of the Debt, nor by any action or inaction which any Creditor may take or fail to take in respect of the Collateral.

     2.5 Rights of Third Parties; No Contest of Lien. Each Creditor shall be solely responsible for perfecting and maintaining the perfection of its Lien in and to each item constituting the Collateral in which such Creditor has been granted a Lien. The foregoing provisions of this Agreement are intended solely to govern the respective lien priorities as between the Creditors and shall not impose on any Creditor any obligations in respect of the disposition of proceeds of foreclosure on any Collateral which would conflict with prior perfected claims therein in favor of any other person or any order or decree of any court or other governmental authority or any applicable law. Revolving Loan Agent, Cleveland, Cleveland Subsidiary and Ford each agrees that it will not contest the validity, perfection, priority or enforceability of the Liens upon the Collateral of the other and that as between the Creditors, the terms of this Intercreditor Agreement shall govern even if part or all of the Revolving Loan Debt, the Cleveland Debt, the Cleveland Subsidiary Debt, the Ford Debt or the Liens securing payment and performance thereof are not perfected or are avoided, disallowed, set aside or otherwise invalidated in any judicial proceeding or otherwise.

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     2.6 Right to Enforce Agreement. Subject to the terms and conditions set forth in this Intercreditor Agreement, the Senior Creditor shall have the exclusive right to manage, perform and enforce the terms of the Agreements of such Creditor with respect to the Collateral, to exercise and enforce all privileges and rights thereunder according to its discretion and the exercise of its business judgment, including, without limitation, the exclusive right to take or retake control or possession of such Collateral and to hold, prepare for sale, process, sell, lease, dispose of, or liquidate such Collateral (except with respect to the Cleveland Subsidiary Priority Collateral which shall be managed exclusively by Revolving Loan Agent, except as set forth in Section 2.8(d) hereof), provided, that, any foreclosure sale by any Creditor shall be conducted in a commercially reasonable manner. No other Creditor shall have any right to direct the Senior Creditor to exercise any right, remedy or power with respect to the Collateral and the other Creditors consent to the exercise by the Senior Creditor of any such right, remedy or power in accordance with the terms hereof and applicable law. No Creditor, except the Senior Creditor, shall institute any suit or assert in any suit, bankruptcy, insolvency or other proceeding any claim against the Senior Creditor seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and the Senior Creditor shall not be liable for, any action taken or omitted to be taken by such Creditor with respect to the Collateral, except in each case, to the extent the conduct of such Creditor constitutes gross negligence or willful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction or such Creditor has failed to comply with the terms hereof or any applicable law. In no event shall the gross negligence or willful misconduct of the Senior Creditor or the failure by such Creditor to act in accordance with applicable law or to otherwise comply with the terms hereof excuse performance by the other Creditors of any of their respective obligations hereunder, including this provision.

     2.7 Sale and Release of Collateral. Notwithstanding anything to the contrary contained in any of the Agreements, only the Senior Creditor shall have the right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of Collateral (except with respect to the Cleveland Subsidiary Priority Collateral which shall be managed exclusively by Revolving Loan Agent). To the extent such Collateral is sold or otherwise disposed of by the Senior Creditor or its agents, each of the other Creditors shall (a) be deemed to have automatically and without further action released and terminated any Liens it may have on the Collateral, (b) be deemed to have authorized the Senior Creditor to file UCC amendments and terminations covering the Collateral so sold or otherwise disposed of as to UCC financing statements between any Debtor and any other Creditor to evidence such release and termination, (c) promptly upon the request of the Senior Creditor execute and deliver such other release documents and confirmations of the authorization to file UCC amendments and terminations provided for herein, in each case as the Senior Creditor may require in connection with such sale or other disposition by the Senior Creditor or its agents to evidence and effectuate such termination and release, provided, that,
(i) any such release or UCC amendment or termination by such Creditors shall not extend to or otherwise affect any of the rights, if any, of such Creditors to the proceeds from any such sale or other disposition of Collateral and (ii) any such release shall not be deemed to waive any claim or cause of action by such Creditors against the Senior Creditor for the failure of the Senior Creditor to comply with the terms hereof or applicable law and (d) be deemed to have consented under the Agreements to such sale or other disposition. In the event that for any reason any Creditor shall fail to immediately execute and deliver to the Senior Creditor any such release documents, the Senior Creditor is hereby irrevocably authorized to execute and deliver such release documents on behalf of such other Creditor as its attorney-in-fact.

     2.8    Limitation on Remedies.

        (a) Notwithstanding any rights or remedies available to a Creditor under any of the Agreements, applicable law or otherwise, until payment in full of the Revolving Loan Debt, Cleveland, Cleveland Subsidiary and Ford shall not, and until payment in full of the Cleveland Debt, Cleveland Subsidiary and Ford shall not, directly or indirectly, with respect to any Debt owing to it (i) seek to collect from any Debtor from or by way of any Collateral any of such Debt or exercise any of its rights or remedies with respect to the Collateral upon a default or event of default by any Debtor under its Agreements or (ii) seek to foreclose or realize upon (judicially or non-judicially) its Lien on any Collateral (including, without limitation, by setoff or notification of account debtors) or assert any claims or interests therein.

        (b) Notwithstanding anything to the contrary contained in Section 2.8(a) above, after not less than five (5) days prior written notice to Revolving Loan Agent, Cleveland and Cleveland Subsidiary, Ford shall have the right to take action to enforce its Liens on any of the Collateral or assert any claims or interests therein, or exercise any other similar remedies with respect thereto in the event of the failure of Borrower to make any regularly scheduled payments of interest in respect of the Ford Debt in accordance with the terms of the Ford Agreements (as in effect on the date hereof) and for so long as such event of default is continuing, subject at all times to the provisions of Sections 2.2 and 2.3 of this Intercreditor Agreement, commencing one hundred eighty (180) days after the date of the receipt by Revolving Loan Agent, Cleveland and Cleveland Subsidiary of written notice from Ford of the declaration by Ford of such a default under the Ford Agreements and the written demand by Ford upon Borrower for the immediate payment of all of the Ford Debt under the Ford Agreements, so long as at the time that Ford shall exercise any such right, no Enforcement Action by any Revolving Loan Lender shall have been commenced and be continuing.

        (c) Notwithstanding anything to the contrary contained in Section 2.8(a) above, after not less than five (5) days prior written notice to Revolving Loan Agent, Ford and Cleveland Subsidiary, Cleveland shall have the right to take action to enforce its Liens on any of the Collateral or assert any claims or interests therein, or exercise any other similar remedies with respect thereto in the event of the failure of Borrower to make any Permitted Cleveland Payment and for so long as such event of default is continuing, subject at all times to the provisions of Sections 2.2 and 2.3 of this Intercreditor Agreement, commencing one hundred eighty (180) days after the date of the receipt by Revolving Loan Agent, Ford and Cleveland Subsidiary of written notice from Cleveland of the declaration by Cleveland of such a default under the Cleveland Agreements and the written demand by Cleveland upon Borrower for the immediate payment of all of the Cleveland Debt under the Cleveland Agreements, so long as at the time that Cleveland shall exercise any such right, no Enforcement Action by any Revolving Loan Lender shall have been commenced and be continuing.

        (d) Notwithstanding anything to the contrary contained in Section 2.8(a) above, after not less than five (5) days prior written notice to Revolving Loan Agent, Cleveland and Ford, Cleveland Subsidiary shall have the right to take action to enforce its Liens on any of the Cleveland Subsidiary Priority Collateral or assert any claims or interests therein, or exercise any other similar remedies with respect thereto in the event of the failure of Borrower to make any regularly scheduled payments in respect of the Cleveland Subsidiary Debt in accordance with the terms of the Cleveland Subsidiary Agreements (as in effect on the date hereof) and for so long as such event of default is continuing, subject at all times to the provisions of Sections 2.2 and 2.3 of this Intercreditor Agreement, commencing sixty (60) days after the date of the receipt by Revolving Loan Agent, Cleveland and Ford of written notice from Cleveland Subsidiary of the declaration by Cleveland Subsidiary of such a default under the Cleveland Subsidiary Agreements and the written demand by Cleveland Subsidiary upon Borrower for the immediate payment of all of the Cleveland Subsidiary Debt consisting of the Cleveland Subsidiary Inventory Payable, so long as (i) at the time that Cleveland Subsidiary shall exercise any such right, no Enforcement Action by any Revolving Loan Lender shall have been commenced and be continuing and (ii) Revolving Loan Agent has received from Cleveland Subsidiary evidence in form and substance satisfactory to Revolving Loan Agent that the amount of the Cleveland Subsidiary Priority Collateral subject to such enforcement is consistent with the amount of Cleveland Subsidiary Priority Collateral reported to Revolving Loan Agent in the most recent collateral reports provided by Borrower to Revolving Loan Agent in accordance with Section 7.1 of the Loan and Security Agreement dated March 13, 2001, by and among Borrowers, Guarantors, Revolving Loan Agent and Revolving Loan Lenders, as the same now exists and may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, and by Cleveland Subsidiary to Revolving Loan Agent in accordance with Section 4.3 hereof.

        (e) Notwithstanding anything to the contrary contained in Section 2.8(a) above, such Section shall not in any way limit or impair the right of any Creditor to: (i) bid for and purchase Collateral at any private or judicial foreclosure upon such Collateral initiated by the Senior Creditor, or (ii) participate in any Insolvency Proceeding or take any other action involving the readjustment of all or any part of the Debt of such Creditors, or (iii) exercise its right to accelerate the maturity of such Creditor's portion of the Debt in accordance with the applicable Agreements as in effect on the date hereof, or
(iv) send such notices of the existence of, or any evidence or confirmation of, such Creditor's portion of the Debt under its Agreements or its Liens in the Collateral to any court or governmental agency, or file or record any such notice or evidence to the extent necessary to prove or preserve its Liens in the Collateral or such Creditor's portion of the Debt or (v) commence legal proceedings against any Debtor (but not the Collateral or any other assets of any Debtor) to the extent necessary to prevent the expiration of any applicable statute of limitation with respect to its rights under its Agreements (but not obtain or enforce any judgment against any Debtor); provided, that, such legal proceeding does not interfere with the rights of the Senior Creditor or the exercise by the Senior Creditor of such rights or involve any contest or challenge to the validity, perfection, priority or enforceability of the Liens of the Senior Creditor or (vi) join (but not control) any foreclosure or other lien enforcement proceeding with respect to the Collateral or any Debtor initiated by the Senior

Creditor, so long it does not delay or interfere with the exercise by the Senior Creditor of its rights.

     2.9 Cross-Collateralization. Notwithstanding anything to the contrary contained herein, Cleveland and Cleveland Subsidiary acknowledge that (a) Debtors are not and will not be liable to Cleveland Subsidiary for the Cleveland Debt arising pursuant to the Cleveland Agreements, (b) Debtors are not and will not be liable to Cleveland for the Cleveland Subsidiary Debt arising pursuant to the Cleveland Subsidiary Agreements, (c) the Liens of Cleveland securing the Cleveland Debt do not and shall not constitute Liens securing the Cleveland Subsidiary Debt, (d) the Liens of Cleveland Subsidiary securing the Cleveland Subsidiary Debt consisting of the Cleveland Subsidiary Inventory Payable do not and shall not constitute Liens securing the Cleveland Debt or any other indebtedness or obligations of Borrower to Cleveland Subsidiary pursuant to the Cleveland Subsidiary Agreements or otherwise, and (e) as between Cleveland, on the one hand and Cleveland Subsidiary, on the other hand, the Cleveland Debt and the Cleveland Subsidiary Debt are several obligations and not joint and several obligations of Borrower.

     2.10 Notices of Default, etc. Each Creditor shall give to the other Creditors concurrently with the giving thereof to any Debtor, (a) a copy of any written notice by such Creditor of either a default or an event of default under its Agreements with any Debtor, or written notice of demand of payment from any Debtor, and (b) any written notice sent by such Creditor to any Debtor at any time an event of default under such Creditor's Agreements with any Debtor exists stating such Creditor's intention to exercise any of its enforcement rights or remedies, including written notice pertaining to any foreclosure on any of the Collateral or other judicial or non-judicial remedy in respect thereof, and any legal process served or filed in connection therewith; provided, that, the failure of any party to give notice as required hereby shall not affect the relative priorities of Creditors' respective Liens as provided herein or the validity or effectiveness of any such notice as against any Debtor. Debtors hereby authorize and consent to each Creditor sending any such notices or providing any other information to the other Creditors and hereby waive and release any claim or cause of action against any Creditor as a result of such notice or providing such information.

     3. SUBORDINATION OF JUNIOR DEBT

     3.1 Subordination. Except as specifically set forth in Section 3.2 below
(a) Ford hereby subordinates its right to payment and satisfaction of the Ford Debt and the payment thereof, directly or indirectly, by any means whatsoever, is deferred, to the indefeasible payment and satisfaction in full of all the Revolving Loan Debt and Cleveland Debt; and (b) Cleveland hereby subordinates its right to payment and satisfaction of the Cleveland Debt and the payment thereof, directly or indirectly, by any means whatsoever, is deferred, to the indefeasible payment and satisfaction in full of all the Revolving Loan Debt.

     3.2    Permitted Payments.

        (a) (i) Revolving Loan Agent, Ford, Cleveland and Cleveland Subsidiary hereby agree that, notwithstanding anything to the contrary contained in Section
2.8 or Section 3.1, unless and until any Revolving Loan Lender or Cleveland shall have given Ford written notice of the occurrence of an event of default under the Revolving Loan Agreements or the Cleveland Agreements, Debtors may make, and Ford may receive and retain from any Debtor regularly scheduled payments of interest, on an unaccelerated basis, in respect of the Ford Debt in accordance with the terms of the Ford Agreements as in effect on the date hereof (but not any prepayments, non-mandatory payments or any payments pursuant to acceleration or claims of breach or to acquire any Ford Debt or otherwise); and
(ii) Revolving Loan Agent, Ford, Cleveland, and Cleveland Subsidiary hereby agree that, notwithstanding anything to the contrary contained in Section 2.8 or
Section 3.1, unless and until any Revolving Loan Lender shall have given Cleveland written notice of either the occurrence of an event of default under the Revolving Loan Agreements or that after giving effect to any payment made or to be made in accordance with this Section 3.2(a)(ii), an event of default exists or would exist under the Revolving Loan Agreements, Debtors may make and Cleveland may receive and retain from any Debtor any Permitted Cleveland Payment (but not any prepayments, non-mandatory payments or any payments pursuant to claims of breach or to acquire any Cleveland Debt or otherwise); provided, that, Revolving Loan Agent shall have received from Cleveland not less than thirty
(30) days prior written notice of Borrower's obligation to make any payment described in Section 1.32(b) hereof.

        (b) Revolving Loan Agent, Cleveland, Cleveland Subsidiary and Ford hereby agree that, notwithstanding anything to the contrary contained in Section 2.8, Debtors may make, and Cleveland Subsidiary may receive and retain from any Debtor in the ordinary course of business, payments in respect of the Cleveland Subsidiary Debt arising from the sale of iron ore pellets by Cleveland Subsidiary to Borrower in accordance with the Pellet Sale Agreement (as in effect on the date hereof).

     3.3    Distributions.

        (a) In the event of any distribution, division, or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of any Debtor or the proceeds thereof in any Insolvency Proceeding or upon the sale of all or substantially all of any Debtor's assets, then, and in any such event, (i) Revolving Loan Lenders shall first receive payment in full of all of the Revolving Loan Debt prior to the payment of all or any part of the Cleveland Debt, the Ford Debt and the Cleveland Subsidiary Debt (except as to the Cleveland Subsidiary Debt, for payments thereof from distributions constituting Cleveland Subsidiary Priority Collateral), (ii) until payment in full of the Revolving Loan Debt, Revolving Loan Lenders shall be entitled to receive any payment or distribution of any kind or character, whether in cash, securities or other property, which is payable or deliverable in respect of any or all of the Cleveland Debt, the Ford Debt and the Cleveland Subsidiary Debt (except as to the Cleveland Subsidiary Debt, for payments thereof from distributions constituting Cleveland Subsidiary Priority Collateral), (iii) after Revolving Loan Lenders shall have received payment in full of all of the Revolving Loan Debt, Cleveland shall receive payment in full of all of the Cleveland Debt prior to the payment of all or any part of the Ford Debt and the Cleveland Subsidiary Debt (except as to the Cleveland Subsidiary Debt, for payments thereof from distributions constituting Cleveland Subsidiary Priority Collateral) and (iv) after Revolving Loan Lenders shall have received payment in full of all of the Revolving Loan Debt and until payment in full of the Cleveland Debt, Cleveland shall be entitled to receive any payment or distribution of any kind or character, whether in cash, securities or other property, which is payable or deliverable in respect of any or all of the Ford Debt or the Cleveland Subsidiary Debt.

        (b) In the event any Junior Creditor does not file a proper claim or proof of debt in the form required in any Insolvency Proceeding with respect to any Debtor prior to ten (10) days before the expiration of the time to file such claim or proofs, then the Senior Creditor shall have the right to file and prove all claims therefor and to take such other action in the name of such Junior Creditor or otherwise, as the Senior Creditor may determine to be necessary or appropriate for the enforcement of the provisions of this Intercreditor Agreement or for the Senior Creditor to receive the benefits hereof. Notwithstanding anything to the contrary contained herein, such Junior Creditor shall be entitled to vote its claim in any bankruptcy, insolvency or receivership proceeding so long as such Junior Creditor does not (i) challenge any Liens of the other Creditors, (ii) challenge or dispute the validity or priority of any Revolving Loan Debt, or (iii) vote its claim in any manner which would be inconsistent with the provisions of this Intercreditor Agreement.

        (c) To the extent necessary for the Senior Creditor to realize the benefits of the subordination of the Junior Debt provided for herein (including the right to receive any payment and distributions which might otherwise be payable or deliverable in respect of the Junior Debt in any proceeding described in Section 3.3(a) or otherwise), the Junior Creditors shall execute and deliver to the Senior Creditor such instruments or documents (together with such assignments or endorsements as the Senior Creditor shall deem necessary), as may be reasonably requested by the Senior Creditor.

     3.4 Payments Received by Junior Creditors. Should any payment or distribution or security or instrument or proceeds thereof be received by any Junior Creditor in respect of its Debt to which the Senior Creditor is entitled pursuant to the terms hereof, such Junior Creditor shall receive and hold the same in trust, as trustee, for the benefit of the Senior Creditor, segregated from other funds and property of such Junior Creditor and shall forthwith deliver the same to the Senior Creditor (together with any endorsement or assignment of such Junior Creditor where necessary), for application to any of the Senior Creditor's Debt. In the event of the failure of any Junior Creditor to make any such endorsement or assignment to the Senior Creditor, the Senior Creditor, or any of its officers or employees, are hereby irrevocably authorized on behalf of such Junior Creditor to make the same.

     3.5 Instrument Legend and Notation. Any instrument at any time evidencing the Cleveland Debt, the Ford Debt, or any portion thereof, shall be permanently marked on its face with a legend conspicuously indicating that payment thereof is subordinate in right of payment to subject to the terms and conditions of this Intercreditor Agreement, and after being so marked certified copies thereof shall be delivered to Revolving Loan Agent. In the event any legend or endorsement is omitted, Revolving Loan Agent or any of its officers or employees, are hereby irrevocably authorized on behalf of the Junior Creditors to make the same. No specific legend, further assignment or endorsement or delivery of notes, guarantees or instruments shall be necessary to subject any of the Cleveland Debt, or, the Ford Debt to the subordination thereof contained in this Agreement.

     4. COVENANTS, REPRESENTATIONS AND WARRANTIES

     4.1    Additional Covenants.

        (a) Ford and Debtors agree that, except as set forth in Section 3.2 above, Debtors shall not, directly or indirectly, make and Ford shall not, directly or indirectly, accept or receive any payment of principal or interest or any prepayment or non-mandatory payment or any payment pursuant to acceleration or claims of breach or any payment to acquire Ford Debt or otherwise in respect of any Ford Debt.

        (b) Cleveland and Debtors agree that, except as set forth in Section 3.2 above, Debtors shall not, directly or indirectly, make and Cleveland shall not, directly or indirectly, accept or receive any payment of principal or interest or any prepayment or non-mandatory payment or any payment pursuant to acceleration or claims of breach or any payment to acquire Cleveland Debt or otherwise in respect of any Cleveland Debt.

        (c) Cleveland Subsidiary and Debtors agree that, except as set forth in
Section 3.2 above, Debtors shall not, directly or indirectly, make and Cleveland Subsidiary shall not, directly or indirectly, accept or receive any payment of principal or interest or any prepayment or non-mandatory payment or any payment pursuant to acceleration or claims of breach or any payment to acquire Cleveland Subsidiary Debt or otherwise in respect of any Cleveland Subsidiary Debt.

        (d) Ford agrees that Ford shall not sell, assign or pledge any interest in any of the Ford Debt, except, that, Ford may assign or pledge the Ford Debt so long as (i) Revolving Loan Agent and Cleveland shall have received from any purchaser, assignee or pledgee acquiring any interest in the Ford Debt a written acknowledgment of receipt of a copy of this Intercreditor Agreement together with the written agreement of such person to be bound by the terms and conditions of this Intercreditor Agreement and (ii) such assignee, pledgee or other person shall be a subsidiary of Ford incorporated in the United States with a tangible net worth of not less than $100,000,000 or otherwise shall be a person acceptable to Revolving Loan Agent in its reasonable determination.

        (e) Cleveland agrees that Cleveland shall not sell, assign or pledge any interest in any of the Cleveland Debt.

        (f) Cleveland Subsidiary agrees that Cleveland Subsidiary shall not sell, assign or pledge any interest in any of the Cleveland Subsidiary Debt.

        (g) Debtors agree that they shall, at any time or times upon the request of Revolving Loan Agent, promptly furnish to Revolving Loan Agent a statement that is true, correct and complete of the outstanding Ford Debt, Cleveland Subsidiary Debt and Cleveland Debt.

        (h) Revolving Loan Agent, Cleveland, Cleveland Subsidiary and Ford each agree to execute and deliver to the other such additional agreements, documents and instruments and take such further actions as may be necessary or desirable in the reasonable opinion of Revolving Loan Agent, Cleveland, Cleveland Subsidiary or Ford, as the case may be, to effectuate the provisions and purposes of this Intercreditor Agreement.

     4.2    Additional Representations and Warranties.

        (a)  Ford represents and warrants to the other Creditors that:

            (i) as of the date hereof, the total principal amount of the Ford Debt outstanding is $75,000,000;

            (ii) Ford is the exclusive legal and beneficial owner of all of the Ford Debt;

            (iii) as of the date hereof, Ford has no actual knowledge of any lien, security interest or other claim created by Ford on the Ford Debt;

            (iv) this Intercreditor Agreement constitutes the legal, valid and binding obligations of Ford, enforceable in accordance with its terms.

        (b)  Cleveland represents and warrants to the other Creditors that:

            (i) after giving effect to the Loan (as such term is defined in the Cleveland Loan Agreement as in effect on the date hereof) to be made on July 12, 2002, the total principal amount of the Cleveland Debt outstanding is $10,000,000;

            (ii) Cleveland is the exclusive legal and beneficial owner of all of the Cleveland Debt;

            (iii) as of the date hereof, Cleveland has no actual knowledge of any lien, security interest or other claim created by Cleveland on the Cleveland Debt;

            (iv) this Intercreditor Agreement constitutes the legal, valid and binding obligations of Cleveland, enforceable in accordance with its terms.

        (c) Cleveland Subsidiary represents and warrants to the other Creditors that:

            (i) as of July 11, 2002, (A) the Cleveland Subsidiary Inventory Payable is $0 and (B) the quantity of the Cleveland Subsidiary Priority Collateral held by Borrower as of the date hereof is 0 tons having a purchase price of $0.

            (ii) all amounts due from Borrower to Cleveland Subsidiary required by Section 3(a) of the Pellet Sale Amendment have been paid in full;

            (iii) Cleveland Subsidiary is the exclusive legal and beneficial owner of all of the Cleveland Subsidiary Debt;

            (iv) as of the date hereof, Cleveland Subsidiary has no actual knowledge of any lien, security interest or other claim created by Cleveland Subsidiary on the Cleveland Subsidiary Debt;

            (v) this Intercreditor Agreement constitutes the legal, valid and binding obligations of Cleveland Subsidiary, enforceable in accordance with its terms.

        (d) Revolving Loan Agent represents and warrants to the other Creditors that:

            (i) as of the close of business immediately prior to the date hereof, the total principal amount of the Revolving Loan Debt as set forth in the books and records of Revolving Loan Agent is $89,295,290 which amount is provisional and subject to adjustment as a result of, among other things, information received after the date hereof or as a result of bookkeeping or accounting errors;

            (ii) Revolving Loan Lenders are the exclusive legal and beneficial owners of all of the Revolving Loan Debt, subject to certain participation arrangements;

            (iii) as of the date hereof, Revolving Loan Agent has no actual knowledge of any lien, security interest or other claim created by Revolving Loan Agent on the Revolving Loan Debt;

            (iv) this Intercreditor Agreement constitutes the legal, valid and binding obligations of Revolving Loan Agent, enforceable in accordance with its terms.

     4.3 Collateral Reporting. On and after the date hereof, Borrower shall cause Cleveland Subsidiary, and Cleveland Subsidiary hereby agrees, to deliver to Revolving Loan Agent weekly, as soon as possible after the end of each week (but in any event within two (2) Business Days after the end thereof) a written statement, substantially in the form attached hereto as Exhibit A, duly completed and executed by the chief financial officer or other appropriate financial officer of Cleveland Subsidiary reasonably satisfactory to Revolving Loan Agent, which shall be completed as to each applicable period, and include the following:

        (a) a roll forward with respect to:

            (i) the Cleveland Subsidiary Priority Collateral setting forth: (A) the total dollar values and quantities of Cleveland Subsidiary Priority Collateral shipped and delivered by Cleveland Subsidiary to Borrower under Sections 3(b), (c) and (d) of the Pellet Sale Amendment (as in effect on the date hereof) during the immediately preceding week, and (B) the total dollar value and quantity of the Cleveland Subsidiary Priority Collateral as of the last Business Day of the immediately preceding week,

            (ii) the iron ore pellets shipped and delivered by Cleveland Subsidiary to Borrower under Sections 3(b), (c) or (d) of the Pellet Sale Amendment (as in effect on the date hereof) that have been paid for in full by Borrower and accordingly have ceased to be Cleveland Subsidiary Priority Collateral setting forth: (A) the total dollar values and quantities of the iron ore pellets shipped and delivered by Cleveland Subsidiary to Borrower under Sections 3(b), (c) and (d) of the Pellet Sale Amendment (as in effect on the date hereof) that were paid for in full by Borrower during the immediately preceding week, and (B) the total dollar value and quantity of such pellets as of the last Business Day of the immediately preceding week, and

            (iii) the iron ore pellets shipped and delivered by Cleveland Subsidiary to Borrower under Section 3(e) of the Pellet Sale Amendment (as in effect on the date hereof) that are owned by Borrower free and clear of any claim, lien, security interest, retention of title or other encumbrance of Cleveland Subsidiary, setting forth: (A) the total dollar values and quantities of the iron ore pellets shipped and delivered by Cleveland Subsidiary to Borrower under Section 3(e) of the Pellet Sale Amendment (as in effect on the date hereof) during the immediately preceding week, and (B) the total dollar value and quantity of such pellets as of the last Business Day of the immediately preceding week; and

        (b) the total amount of the Cleveland Subsidiary Inventory Payable as of the last Business Day of the immediately preceding week,

        (c) the agreement and confirmation of Cleveland Subsidiary that the total dollar values and quantities of the iron ore pellets contained in such report in accordance with Sections 4.3(a)(ii) and (iii) hereof are owned by Borrower free and clear of any claim, lien, security interest, retention of title or other encumbrance of Cleveland Subsidiary and are subject to the first priority security interest of Revolving Loan Agent, provided, that, at any time during the months of November, December, January, February and March of each fiscal year, at Revolving Loan Agent's option, Cleveland Subsidiary shall deliver the information described above in this Section 4.3 to Revolving Loan Agent on a daily basis for the immediately preceding day.

     4.4 Waivers. Notice of acceptance hereof, the making of loans, advances and extensions of credit or other financial accommodations to, and the incurring of any expenses by or in respect of, any Debtor by any Revolving Loan Lender, Cleveland, Cleveland Subsidiary or Ford, and presentment, demand, protest, notice of protest, notice of nonpayment or default and all other notices to which any Revolving Loan Lender, Cleveland, Cleveland Subsidiary, Ford or any Debtor are or may be entitled are hereby waived (except as expressly provided for herein or as to any Debtor, in the Agreements). Cleveland, Cleveland Subsidiary and Ford also waive notice of, and hereby consent to, (a) any amendment, modification, supplement, renewal, restatement or extensions of time of payment of any of the Revolving Loan Debt or to the Revolving Loan Agreements or any Collateral, other than the increase in the maximum amount of the commitments of Revolving Loan Lenders to an amount greater than $200,000,000,
(b) the taking, exchange, surrender and releasing of Collateral or guarantees now or at any time held by or available to any Revolving Loan Lender for the Revolving Loan Debt or any other person at any time liable for or in respect of the Revolving Loan Debt, (c) the exercise of, or refraining from the exercise of any rights against any Debtor or any other obligor or any Collateral, (d) the settlement, compromise or release of, or the waiver of any default with respect to, any of the Revolving Loan Debt, and/or (e) any Revolving Loan Lender's election, in any proceeding instituted under the U.S. Bankruptcy Code, of the application of Section 1111(b)(2) of the U.S. Bankruptcy Code. Any of the foregoing shall not, in any manner, affect the terms hereof or impair the obligations of Cleveland or Ford hereunder. All of the Revolving Loan Debt shall be considered as if made or incurred in reliance upon this Intercreditor Agreement.

     4.5 Subrogation; Marshalling. Upon the payment in full of the Revolving Loan Debt, Cleveland shall be subrogated to the rights of Revolving Loan Lenders to receive payments and distributions of cash, property or securities to which the Revolving Loan Lenders would be entitled to receive in respect of the Revolving Loan Debt until payment in full of all Cleveland Debt. Upon the payment in full of the Cleveland Debt, Ford shall be subrogated to the rights of Cleveland to receive payments and distributions of cash, property or securities to which the Cleveland would be entitled to receive in respect of the Cleveland Debt until payment in full of all Ford Debt. As between Debtors, their creditors other than Revolving Loan Lenders, Cleveland, Cleveland Subsidiary and Ford, no payment or distribution made to Revolving Loan Lenders by virtue of this Agreement, which payment or distribution would otherwise have been made to Cleveland, Cleveland Subsidiary or Ford, shall be deemed to be a payment by Debtors on account of the Cleveland or Ford Debt, it being understood that the provisions of this Intercreditor Agreement are intended solely for the purpose of defining the relative rights of Revolving Loan Lenders, Cleveland, Cleveland Subsidiary and Ford. If the Revolving Loan Lenders receive payment in full of the Revolving Loan Debt at any time, and if at such time the Cleveland Agreements, Cleveland Subsidiary Agreements and Ford Agreements and the security interest in the Collateral under the Cleveland Agreements, Cleveland Subsidiary Agreements and Ford Agreements shall be in effect, upon the written request of Cleveland, Cleveland Subsidiary or Ford, and at the expense of such Creditor, except as may otherwise be required by any order or requirement of any governmental authority or applicable law, Revolving Loan Agent shall forthwith assign and deliver, or cause to be assigned and delivered, to such Creditor or any Person designated in writing to Revolving Loan Agent by such Creditor, against acknowledgement of receipt thereof by such Creditor or such designee, such of the Collateral, if any, as shall not have been sold or otherwise applied to the Revolving Loan Debt by Revolving Loan Lenders pursuant to the terms of the Revolving Loan Agreements and shall then be held by Revolving Loan Agent thereunder (other than in satisfaction of any Revolving Loan Debt), together with appropriate instruments of assignment and/or any necessary endorsements (in form and substance satisfactory to Revolving Loan Agent), whereupon Revolving Loan Lenders shall be discharged from any further obligation with respect to the Collateral. Any such assignment and delivery shall be without representation, warranty or recourse of any kind by any Revolving Loan Lender to Cleveland, Cleveland Subsidiary and Ford or any person claiming by, through or under Cleveland, Cleveland Subsidiary or Ford (including any of their respective successors, assignees or designees) and otherwise on terms and conditions acceptable to Revolving Loan Agent and each Debtor hereby consents and agrees to such assignment and delivery. Ford hereby waives any and all rights to have any Collateral or any part thereof granted to Revolving Loan Agent marshalled upon any foreclosure or other disposition of such collateral by Revolving Loan Agent or any Debtor.

     4.6    No Offset.

        (a) If at any time prior to the payment in full of the Revolving Loan Debt, Cleveland, Cleveland Subsidiary or Ford has any obligation to pay money to any Debtor, Cleveland, Cleveland Subsidiary and Ford hereby irrevocably agree, solely for the benefit of Revolving Loan Lenders, that it shall not deduct from or setoff against, or assert any defense, recoupment, suspension, claim, abatement or counterclaim against, any amounts payable by such Junior Creditor to any Debtor in respect of any amounts such Junior Creditor claims are due to it with respect to its Junior Debt, Cleveland Subsidiary shall not deduct from or setoff against, or assert any defense, recoupment, suspension, claim, abatement or counterclaim against, any amounts payable by it to any Debtor in respect of any amounts Cleveland claims are due it under the Cleveland Agreement or otherwise, and Cleveland shall not deduct from or setoff against, or assert any defense, recoupment, suspension, claim, abatement or counterclaim against, any amounts payable by it to any Debtor in respect of any amounts Cleveland Subsidiary claims are due it under the Cleveland Subsidiary Agreement or otherwise. The foregoing shall not be construed as a waiver by Cleveland, Cleveland Subsidiary or Ford of any claims, recourse to, or other rights of such Junior Creditor against any Debtor but only as a limitation on the exercise by such Junior Creditor of such rights of such Junior Creditor with respect to its Junior Debt against amounts payable by such Junior Creditor to a Debtor until the payment in full of the Revolving Loan Debt and (b) after payment in full of the Revolving Loan Debt and at any time prior to the payment in full of the Cleveland Debt, Ford has any obligation to pay money to any Debtor, Ford hereby irrevocably agrees, solely for the benefit of Cleveland, that it shall not deduct from or setoff against, or assert any defense, recoupment, suspension, claim, abatement or counterclaim against, any amounts payable by Ford to any Debtor in respect of any amounts Ford claims are due to it with respect to the Ford Debt. The foregoing shall not be construed as a waiver by Ford of any claims, recourse to, or other rights of Ford against any Debtor but only as a limitation on
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


the exercise by Ford of such rights of Ford with respect to the Ford Debt against amounts payable by Ford to a Debtor until the payment in full of the Cleveland Debt.

     4.7 Notice and Option to Cure; Amendment of Pellet Sale Agreement. Revolving Loan Agent or any Revolving Loan Lender shall have the right, but not the obligation, to cure any default or make any payment under the Pellet Sale Agreement within ten (10) business days from the date on which Revolving Loan Agent receives notice of such default and the requirement of such payment, as applicable. Any payment made or act done by Revolving Loan Agent or any Revolving Loan Lender to cure any such default shall not constitute an assumption of the Pellet Sale Agreement or any obligations of any Debtor. Cleveland Subsidiary hereby agrees that, after the date hereof, it shall not amend, modify, alter or change, without the prior written consent of Agent: (1) the Cleveland Subsidiary PMSI Agreement (as in effect on the date hereof), or
(2) Section 3 of the Pellet Sale Amendment (as in effect on the date hereof) provided, that, Cleveland Subsidiary may amend, modify, alter or change payment dates or the method of payment set forth in Section 3 of the Pellet Sale Amendment, or (3) any terms or conditions of the Pellet Sale Agreement (as in effect on the date hereof) which relate to any security interest, lien, transfer or retention of title or other encumbrance in favor of Cleveland Subsidiary or its affiliates, or affect the rights and remedies of Revolving Loan Agent or Revolving Loan Lenders with respect to any assets or properties of Debtors or otherwise.

     5. MISCELLANEOUS

     5.1 Amendments. Any waiver, permit, consent or approval by any Creditor of or under any provision, condition or covenant to this Intercreditor Agreement must be in writing signed by such Creditor and shall be effective only to the extent it is set forth in writing and as to the specific facts or circumstances covered thereby. Any amendment of this Intercreditor Agreement must be in writing and signed by each of the parties to be bound thereby.

     5.2    Successors and Assigns.

        (a) This Intercreditor Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of each Creditor and its respective successors, participants and assigns.

        (b) Each Revolving Loan Lender and Ford reserves the right to grant participations in, or otherwise sell, assign, transfer or negotiate all or any part of, or any interest in, such Creditor's portion of the Debt; provided, that, (i) no other Creditor shall be obligated to give any notices to or otherwise in any manner deal directly with any participant in the Revolving Loan Debt or the Ford Debt and no participant shall be entitled to any rights or benefits under this Intercreditor Agreement except through the Creditor with whom it is a participant, (ii) in connection with any participation or other transfer or assignment, the Creditor may disclose to such assignee, participant or other transferee or assignee all documents and information which such Creditor now or hereafter may have relating to Debtors and the obligations owing to it and shall disclose to such participant or other transferee or assignee the existence and terms and conditions of this Intercreditor Agreement, (iii) each Revolving Loan

Lender and Ford shall give notice to the other Creditors of the assignment of any of such Creditor's portion of the Debt or the granting of any participation by such Creditor in any of such Creditor's portion of the Debt, provided, that, the failure of a Creditor to send such notice to the other, shall not give rise to any liability to the other and (iv) any sale, assignment, transfer or negotiation of any interest in the Ford Debt shall be subject to the terms of
Section 4.1(d) hereof.

        (c) Cleveland, Cleveland Subsidiary and Ford agree to execute and deliver an agreement containing terms substantially identical to those contained herein in favor of any third person who refinances or succeeds to or replaces any or all of the Revolving Loan Debt, whether such successor financing or replacement occurs by transfer, assignment, "takeout" or any other means or vehicle.

     5.3 Insolvency. This Intercreditor Agreement shall be applicable both before and after the filing of any petition by or against any Debtor under the U.S. Bankruptcy Code and all converted or succeeding cases in respect thereof, and all references herein to any Debtor shall be deemed to apply to a trustee for such Debtor and such Debtor as debtor-in-possession. The relative rights of Revolving Loan Lenders, Cleveland, Cleveland Subsidiary and Ford to repayment of the Revolving Loan Debt, the Cleveland Debt, Cleveland Subsidiary Debt and the Ford Debt, respectively, and in or to any distributions from or in respect of any Debtor or any Collateral or proceeds of any Collateral, shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, such Debtor as debtor-in-possession.

     5.4 Bankruptcy Financing. If any Debtor shall become subject to a proceeding under the U.S. Bankruptcy Code and if the Senior Creditor desires to permit the use of cash collateral or to provide financing to such Debtor under either Section 363 or Section 364 of the U.S. Bankruptcy Code, each Junior Creditor agrees as follows: (a) adequate notice to each Junior Creditor shall have been provided for such financing or use of cash collateral if each Junior Creditor receives notice promptly following the filing of any motion seeking approval thereof and no later than two (2) business days prior to the hearing requesting entry of the order approving such financing or use of cash collateral and (b) no objection will be raised by each Junior Creditor to any such financing or use of cash collateral unless there shall be a failure to provide "adequate protection" for such Junior Creditor's junior Liens on the Collateral or any terms thereof shall be unreasonable or otherwise vary materially from then market terms. For purposes of this Section, notice of a proposed financing or use of cash collateral shall be deemed given when given in the manner prescribed by Section 5.5 hereof.

     5.5 Notices. All notices, requests and demands to or upon the respective parties hereto shall be in writing and shall be deemed duly given, made or received: (a) if delivered in person, immediately upon delivery; (b) if by facsimile transmission, immediately upon the effectiveness of delivery of a copy thereof pursuant to clause (a) or clause (c) hereof; and (c) if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; in each case, to the parties at their addresses set forth below (or to such other addresses as the parties may designate in accordance with the provisions of this Section):

          To Revolving Loan
            Creditors:                 Congress Financial Corporation, as Agent
                                       1133 Avenue of the Americas
                                       New York, New York 10036
                                       Attention: Mr. Laurence S. Forte
                                       Facsimile No.: 212-545-4283

          To Cleveland:                Cleveland-Cliffs Inc
                                       1100 Superior Avenue
                                       Cleveland, Ohio 44114
                                       Attention: Secretary
                                       Facsimile No.: 216-694-6741

          To Ford:                     Ford Motor Company
                                       One American Road
                                       Dearborn, Michigan 48126
                                       Attention: Mr. Jason Behnke
                                       Facsimile No.: 313-845-4077

          with a copy to:              Davis Polk & Wardwell
                                       450 Lexington Avenue
                                       New York, New York 10017
                                       Attention: Nancy L. Sanborn, Esq.
                                       Facsimile No.: 212-450-3800

          To Cleveland Subsidiary:     The Cleveland-Cliffs Iron Company
                                       1100 Superior Avenue
                                       Cleveland, Ohio 44114
                                       Attention: Secretary
                                       Facsimile No.:

          To Borrower:                 Rouge Steel Company
                                       3001 Miller Road
                                       Dearborn, Michigan 48121
                                       Attention: Chief Financial Officer
                                       Telephone No.: 313-317-8900
                                       Telecopy No.: 313-390-4538


Borrower, Ford, Cleveland Subsidiary, Cleveland or Revolving Loan Agent may change the address(es) to which all notices, requests and other communications are to be sent by giving written notice of such address change to the other Creditors in conformity with this Section 5.5, but such change shall not be effective until notice of such change has been received by the other Creditors.

     5.6 Counterparts; Effectiveness. This Intercreditor Agreement may be executed in any number of counterparts, each of which shall be an original with the same force and effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Intercreditor Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Intercreditor Agreement. This Intercreditor Agreement shall become effective as of the date hereof with respect to Revolving Loan Agent, Ford, Cleveland, Cleveland Subsidiary and Debtors when each such party (or Borrower for itself and the other Debtors) shall have received a counterpart hereof signed by each other such party.

     5.7 Governing Law. The validity, construction and effect of this Intercreditor Agreement shall be governed by the internal laws of the State of New York, but excluding any principles of conflicts of law or any other rule of law that would result in the application of the law of any jurisdiction other than the laws of the State of New York.

      5.8 CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK IN NEW YORK COUNTY AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN NEW YORK CITY AND WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS INTERCREDITOR AGREEMENT. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN THIS INTERCREDITOR AGREEMENT.

     5.9 Complete Agreement. This written Intercreditor Agreement is intended by the parties as a final expression of their agreement and is intended as a complete statement of the terms and conditions of their agreement.

     5.10 No Third Parties Benefitted. Except as expressly provided in Section 5.2(c) hereof, this Intercreditor Agreement is solely for the benefit of the Creditors and their respective successors, participants and assigns, and no other person shall have any right, benefit, priority or interest under, or because of the existence of, this Intercreditor Agreement.

     5.11 Disclosures; Non-Reliance. Each Creditor has the means to, and shall in the future remain, fully informed as to the financial condition and other affairs of any Debtor and no Creditor shall have any obligation or duty to disclose any such information to any other Creditor. Except as expressly set forth in this Intercreditor Agreement, the parties hereto have not otherwise made to each other nor do they hereby make to each other any warranties, express or implied, nor do they assume any liability to each other with respect to: (i) the enforceability, validity, value or collectability of any of the Ford Debt, Cleveland Subsidiary Debt, Cleveland Debt or Revolving Loan Debt or any guarantee or security which may have been granted to any of them in connection therewith, (b) any Debtor's title to or right to transfer any of the Collateral, or (c) any other matter except as expressly set forth in this Intercreditor Agreement.

     5.12 Term. This Intercreditor Agreement is a continuing agreement and shall remain in full force and effect until payment in full of all Revolving Loan Debt and payment in full of the Cleveland Debt.

     5.13 Amendment and Restatement. As of the date hereof, the terms, conditions, agreements, covenants, representations and warranties set forth in the Intercreditor and Subordination Agreement, dated as of November 21, 2001, by and among Revolving Loan Agent and Ford are hereby amended and restated in their entirety, and as so amended and restated, replaced and superseded, by the terms, conditions, agreements, covenants, representations and warranties set forth in this Intercreditor Agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have caused this Intercreditor Agreement to be duly executed as of the day and year first above written.

                              CONGRESS FINANCIAL CORPORATION,
                                   as Agent

                              By:
                                  -----------------------------

                              Title:
                                     ----------------------------

                              CLEVELAND-CLIFFS INC

                              By:
                                  -----------------------------

                              Title:
                                     ----------------------------
                              FORD MOTOR COMPANY

                              By:
                                  -----------------------------
                              Title:
                                     ----------------------------

                              THE CLEVELAND-CLIFFS IRON COMPANY

                              By:
                                  -----------------------------

                              Title:
                                     ----------------------------

     Each of the undersigned hereby acknowledges and agrees to the foregoing terms and provisions. By its signature below, each of the undersigned agrees that it will, together with its successors and assigns, be bound by the provisions hereof.

     Each of the undersigned acknowledges and agrees that: (i) although it may sign this Intercreditor Agreement, it is not a party hereto and does not and will not receive any right, benefit, priority or interest under or because of the existence of the foregoing Intercreditor Agreement, (ii) in the event of a breach by either of the undersigned, Cleveland, Cleveland Subsidiary or Ford of any of the terms and provisions contained in the foregoing Intercreditor Agreement, such a breach shall constitute an "Event of Default" as defined in and under the Revolving Loan Agreements and (iii) it will execute and deliver such additional documents and take such additional action as may be necessary or desirable in the opinion of any Creditor to effectuate the provisions and purposes of the foregoing Intercreditor Agreement.

     Each of the undersigned agrees that any Creditor holding Collateral does so as bailee (under the UCC) for the other and is hereby authorized to and may turn over to such other Creditor upon request therefor any such Collateral, after all obligations and indebtedness of the undersigned to the bailee Creditor have been fully paid and performed.


                              ROUGE STEEL COMPANY

                              By:
                                  -----------------------------

                              Title:
                                     ----------------------------


                              ROUGE INDUSTRIES, INC.

                              By:
                                  -----------------------------

                              Title:
                                     ----------------------------

                              QS STEEL INC.

                              By:
                                  -----------------------------

                              Title:
                                     ----------------------------

                              EVELETH TACONITE COMPANY

                              By:
                                  -----------------------------

                              Title:
                                     ----------------------------